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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): August 15, 2000



                            THE J. M. SMUCKER COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




            Ohio                          1-05111               34-0538550
--------------------------------         -----------      ---------------------
(State or Other Jurisdiction of          (Commission           (IRS Employer
       Incorporation)                    File Number)      Indentification No.)

    Strawberry Lane, Orrville, Ohio                               44667
----------------------------------------                  ---------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:           (330) 682-3000
                                                     --------------------------



_______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         Our news release dated August 15, 2000 concerning the results of our annual meeting of shareholders is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.  None

         (b)      Pro Forma Financial Information.  None

         (c)      Exhibits.

                  Exhibit Number          Exhibit
                  --------------          -------

                  99.1                    Press release, dated August 15, 2000








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE J. M. SMUCKER COMPANY


                                    /s/ Steven J. Ellcessor
                               By:  --------------------------------------------
Date: August 21, 2000               Name:   Steven J. Ellcessor
                                    Title:  Vice President, Finance and
                                            Administration, Secretary/Treasurer,
                                            and General Counsel











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                                INDEX TO EXHIBITS
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      EXHIBIT NUMBER         Exhibit
      --------------         -------

           99.1              Press release, dated August 15, 2000









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